UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 9, 2015

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

(631) 842-9400

(Registrant’s telephone number including area code)

________________________________________________

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2015 annual meeting of the shareholders of Napco Security Technologies, Inc. (the “Company”) was held on December 9, 2015. Matters voted on at the annual meeting and the results thereof were as follows:

Proposal 1: Election of directors. The following individuals were elected to the Company’s Board of Directors to hold office until the Annual Meeting after the 2018 fiscal year.

	For	Withheld	Broker Non-Votes
Paul Stephen Beeber	12,271,317	250,192	5,477,418
Randy B. Blaustein	11,820,325	701,184	5,477,418
Donna A. Soloway	12,244,924	276,585	5,477,418

Proposal 2: Ratification of the selection of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accountants for fiscal 2016.

For	Against	Abstain
17,914,682	69,895	14,350

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-under duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date:	December 14, 2015	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Senior Vice President and Chief Financial Officer